UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2018

EVINE Live Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On May 4, 2017, EVINE Live Inc., a Minnesota corporation (the “Company”), filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the United States Securities and Exchange Commission related to its annual meeting of shareholders held on June 14, 2017. Subsequent to the filing of the Proxy Statement, the Company discovered an error in the section of the Proxy Statement entitled “Deadline For Receipt of Shareholder Proposals For 2018 Annual Meeting.” The Proxy Statement states that, “if a shareholder wants to present a proposal (other than pursuant to Rule 14a-8) or nominate directors at our 2018 Annual Meeting of Shareholders (whether or not to be included in the proxy statement), the shareholder must provide timely written notice thereof in accordance with the By-Laws. In order to be timely, the notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than March 24, 2018 nor earlier than February 22, 2018.” The Proxy Statement’s indicated window period of “not later than March 24, 2018 nor earlier than February 22, 2018” is incorrect. Given that the Company’s 2017 annual meeting of shareholders was held on June 14, 2017, and that the Company’s Amended and Restated By-Laws provide for an advance notice deadline for shareholder proposals and director nominations of not earlier than one-hundred twenty (120) calendar days, and not later than ninety (90) calendar days, prior to the first anniversary of the preceding year’s annual meeting of shareholders, the cited disclosure in the Proxy Statement should have read, and is hereby corrected, to read as follows: “If a shareholder wants to present a proposal (other than pursuant to Rule 14a-8) or nominate directors at our 2018 Annual Meeting of Shareholders, the shareholder must provide timely written notice thereof in accordance with the By-Laws. In order to be timely, the notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than March 16, 2018 nor earlier than February 14, 2018.” This filing does not change any other information in the Proxy Statement as originally filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 23, 2018	EVINE Live Inc.

	By:	/s/ Andrea M. Fike
Andrea M. Fike General Counsel